REGISTERED PUBLIC ACCOUNTING FIRM
To Partners of
Cambria Commons Limited Partnership
     We have audited the accompanying balance sheets of Cambria commons Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Cambria Commons Limited Partnership at December 31, 2005 and 2004, and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
     In accordance with Government Auditing Standards, we have also issued our report dated January 17, 2006 on our consideration of Cambria Commons Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financialo reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
     Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whoel. The supplementary information presented for purposes of additional analysis and is not a required part of the basic financial statement. The supplementary information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Freed Maxick & Battaglia
Buffalo, NY
January 17, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners Wichita West Housing Associates Limited Parntership
We have audited the accompanying balance sheets of, Wichita West Housing Associates Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners` equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board: {United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Wichita West Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P. C.
Topeka, Kansas
January 17, 2006

To the Partners
Holland West Limited Partnership
We have audited the accompanying balance sheet of Holland West Limited Partnership as of December 31, 2004, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates rude by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Holland West Limited partnership as of December 31, 2004 and the results of its operations, changes in partners’ equity and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Bordman & Winnick
West Bloomfield, Michigan
January 17, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Annadale Housing Partners
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Annadale Housing Partners Limited Partnership (the “Partnership”), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JARIZEN, TANBERI & WONG
Fresno, CA
January 14, 2005

INDEPENDENT AUDITORS REPORT
To the Partners
Apple Hill Limited Partnership
Winston-Salem, North Carolina
We have audited the accompanying balance sheets of Apple Hill Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Apple Hill Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2004 on our consideration of Apple Hill Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
MCGLADREY & PULLEN
Greensboro, North Carolina
January 15, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Briarwood Apartments of Vero Beach, Ltd.
We have audited the accompanying balance sheets of Briarwood Apartments of Vero Beach, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-031-592834977 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood Apartments of Vero Beach, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-031-592834977, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and cash flows for the years then ended in conformity America.
In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2004, on our consideration of Briarwood Apartments of Vero Beach, Ltd.’s internal control over financial reporting and our tests of its compliance regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14-18, is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 2, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Green Acres of Yulee, Ltd.
We have audited the accompanying balance sheets of Green Acres of Yulee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:09-045-592834572 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Green Acres of Yulee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-045-592834572, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 2, 2004 on our consideration of Green Acres of Yulee, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN &ASSOCIATES CPA’s, PA
Jacksonville, Florida
February 2, 2004

REPORT OF INDEPENDENT AUDITORS
To the Partners of
Kingston Property Associates Limited Partnership (the “Partnership”):
In our opinion, the accompanying balance sheet and the related statements of operations, partners’ capital (deficiency), and cash flows present fairly, in all material respects the financial position of the Partnership at December 31, 2003 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
These financial statements are the responsibility of the Partnership’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America and the standards applicable in financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The financial statements of the Partnership as of December 31, 2002 and for the year then ended were audited by other auditors, whose report, dated February 13, 2003, expressed an unqualified opinion on those financial statements, and included an explanatory paragraph that described the uncertainty regarding the Partnership’s ability to continue as a going concern.
In accordance with Government Auditing Standards, we have also issued a report dated March 18, 2004 on our consideration of the Partnership’s internal control and a report dated March 18, 2004 on its compliance with laws and regulations. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
PRICEWATERHOUSE COOPERS
Boston, MA
March 18, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Townhomes of Minnehaha Court Limited Partnership
Saint Paul, Minnesota
We have audited the accompanying balance sheets of Townhomes of Minnehaha Court Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Townhomes of Minnehaha Court Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MAHONEY ULBRICH CHRISTIANSEN RUSS, PA
Saint Paul, Minnesota
January 21, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Virginia Circle Limited Partnership
Saint Paul, Minnesota
We have audited the accompanying balance sheets of Virginia Circle Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Virginia Circle Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 16 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MAHONEY ULBRICH CHRISTIANSEN RUSS, P. A.
Saint Paul, Minnesota
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Haven Park Partners III
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Haven Park Partners III, a California Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Haven Park Partners IV
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Haven Park Partners IV, a California Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 21, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Mecca Apartments Limited Partnership
We have audited the accompanying balance sheets of Mecca Apartments Limited Partnership, as of December 31, 2003 and 2002, and the related statements of income and changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mecca Apartments Limited Partnership, as of December 31, 2003 and 2002, and the results of its operations and for changes in partners’ capital and cash flows for the years then ended in conformity with generally accepted accounting principles.
Our audit was conducted for the purposes of forming an opinion on the basic financial statements taken as a whole. The supporting information included in the report are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
ROBERT G. CLAPHAM
Altadena, CA
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Redondo Associates, Ltd-
We audited the accompanying balance sheets of Redondo Associates, Ltd. (a limited partnership) RD Case No. 04. 013-953603409, as of December 31, 2003 and 2002, and the related, statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Redondo Associates, Ltd. As of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued a report dated January 26, 2004 on my consideration of Redondo Associates, Ltd.’s internal control over financial reporting and a report dated January 26, 2004 on tests of its compliance with certain provisions of laws, regulations, contracts, and grants. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audits.
JOYCE E. RETHMEIER
Escondido, CA
January 26, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Fylex Housing Associates Limited Partnership:
We have audited the accompanying balance sheets of Fylex Housing Associates Limited Partnership (CASE NO. 34-003-0020417485) as of December 31, 2003 and 2002, and the related statements of income and expense, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FyIex Housing Associates Limited Partnership at December 31, 2003 and 2002, and the results of its operations, changes in its partners’ equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 21, 2004 on our consideration of Fylex Housing Associates Limited Partnership’s internal control over financial reporting and our tests of its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results, of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data included in schedules 1, 2, 3 and 4 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplemental data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JOHN G. BURK AND ASSOCIATES
Keene, New Hampshire
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Jackson Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Jackson Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Jackson Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Jackson Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lake North Apartments II, Ltd.
We have audited the accompanying balance sheets of Lake North Apartments II, Ltd. (a Florida limited partnership), RHS Project No. 09-035-0592821600, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to-obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by, management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lake North Apartments II, Ltd., RHS Project No. 09-035-0592821600, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial ‘ statements taken as a whole. The supplemental information on pages 20 through 34 is presented for purposes of additional analysis and is not required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Lake North Apartments II, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
ANDREWS & MILLER, R A.
Leesburg, Florida
January 30, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lakewood Terrace Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheet of Lakewood Terrace Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Lakewood Terrace Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakewood Terrace Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 16 and 17) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is stated, in all material respects, in relation to the financial statements taken as a whole.
RESTIVO MONACELLI LLP
Providence, RI
February 16, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Maplewood Apartments, A Limited Partnership
Fargo, North Dakota
We have audited the accompanying balance sheets of Maplewood Apartments, A Limited Partnership, RHS Project Number: 27-009-450408000 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows, for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maplewood Apartments, a Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
EIDE BAILLY LLP
Fargo, North Dakota
February 20, 2004

INDEPENDENT AUDITORS’ REPORT
To The Partners
Mound Plaza, LTD.
Moundville, Alabama
We have audited the accompanying balance sheets of Mound Plaza, LTD., Moundville, Alabama, as of December 31, 2003 and 2002, and the related statements of income, partnership capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America, the USDA/Rural Development Audit Program, and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mound Plaza, LTD. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our reports were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
LAWRENCE, HITT & PUGH, LLP
Tuscaloosa, Alabama
January 23, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Oak Crest Manor II, A Limited Partnership
Detroit Lakes, Minnesota
We have audited the accompanying balance sheets of Oak Crest Manor II, A Limited Partnership RHS Project Number: 27-018-450407999, as of December 31, 2003 and 2002, and the related statements of operations, partners, deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Crest Manor II, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004 on our consideration of Oak Crest Manor II, A Limited Partnership’s internal control and a report dated February 6, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
EIDE BAILLY LLP
Fargo, North Dakota
February 6, 2004

INDEPENDENT AUDITOR’S REPORT
The Partners
Paige Hall Limited Partnership
Minneapolis, Minnesota
We have audited the accompanying balance sheets of Paige Hall Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Paige Hall Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 9 and 10 are presented for the purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MAHONEY ULBRICH CHRISTIANSEN RUSS P.A.
Saint Paul, Minnesota
January 19, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Queens Court Limited Partnership
We have audited the accompanying balance sheets of Queens Court Limited Partnership (Partnership) as of December 31, 2003 and 2002 and the related statements of profit and loss, changes in partners’ (deficit) capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership at December 31, 2003 and 2002, and the results of its operations, changes in partners’ (deficit) capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data, included in the report (shown on Pages 19-24), is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 30, 2004, on our consideration of the Partnership’s internal control over financial reporting and our test of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
SCHNEIDER DOWNS & CO., INC.
Pittsburgh, Pennsylvania
January 30, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sun Village Apartments, Ltd.
We have audited the accompanying balance sheets of Sun Village Apartments, Ltd. (a Florida limited partnership), RHS Project No. 09-035-592798320, as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sun Village Apartments, Ltd., RHS Project No. 09-035-592798,320, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for-the years then ended, in conformity with accounting principals generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 34 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Sun Village Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
ANDREWS & MILLER, P.A.
Leesburg, Florida
January 30, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Trinidad Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Trinidad Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Trinidad Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Trinidad Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Willow Street Associates
(a Limited Partnership)
We have audited the accompanying balance sheets of Willow Street Associates (Case No. 34-012-0020413965) as of December 31, 2003 and 2002 and the related statements of income and expense, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Willow Street Associates at December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 27, 2004 on our consideration of Willow Street Associates’ internal control over financial reporting and our tests of its compliance with laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data included in schedules 1, 2, 3, 4 and 5 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplemental data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JOHN J. BURK AND ASSOCIATES
Keene, New Hampshire
January 27, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Armory Square Limited Partnership
We have audited the accompanying balance sheet of Armory Square Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The 2002 financial statements and supplemental information were audited by Joseph D. Kalicka & Company, LLP, whose report dated January 17, 2003, expressed an unqualified opinion on those financial statements. On January 1, 2004, Joseph D. Kalicka & Company, LLP and Meyers Brothers, P.C. merged and became Meyers Brothers Kalicka, P.C.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Armory Square Limited Partnership as of December 31, 2003, and the results of operations, partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in this report is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
VMEYERS BROTHERS KALIICKA, PC
Holyoke, Massachusetts
January 16, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Auburn Trace, Ltd
We have audited the accompanying balance sheets of Auburn Trace, Ltd. (a Florida limited partnership) (Partnership) as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Auburn Trace, Ltd. As of December 31, 2003 and 2002 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BUCHBINDER TUNICK & COMPANY LLP
Rockville, MD
January 21, 2004

INDEPENDENT AUDITOR’S REPORT
To Partners of
Cambria Commons Limited Partnership
We have audited the accompanying balance sheets of Cambria Commons Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cambria Commons Limited Partnership at December 31, 2003 and 2002, and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 24, 2003 on our consideration of Cambria Commons Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplementary information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
FREED MAXICK & BATTAGLIA, CPAs, PC
Buffalo, New York
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Clearview Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Clearview Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Clearview Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Clearview Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Landmark Limited Partnership
We have audited the accompanying balance sheet of Landmark Limited Partnership, VHDA Number 88-0144-HF, as of December 31, 2003, and the related statements of operations, and cash flows and changes in partners’ capital for the year then ended. These financial statements are the responsibility of Landmark Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with generally accepted auditing standards and the Virginia Housing Development Authority’s Mortgagor/Grantee’s Audit Guide. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements’ presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Landmark Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows and its changes in partners’ capital for the year then ended in conformity with generally accepted accounting principles.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the basic financial statements of Landmark Limited Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
PATTERSON & COMPANY, P.C.
McLean, VA
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Milliken Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Milliken Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Milliken Apartments, A Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Milliken Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, C.P.A.’S, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
New Grand Hotel Associates
We have audited the accompanying balance sheets of New Grand Hotel Associates, New Grand Apartments (Project) as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and 2002, and the results in its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.
HAYNIE & COMPANY
February 3, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Rosenberg Building Associates Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheets of Rosenberg Building Associates Limited Partnership as of December 3 1, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 6, the Partnership has a contract with the Housing Authority of the City of Santa Rosa, California to receive HUD Section 8 rental assistance for all 77 apartment units at the Project. The contract expires on December 31, 2004. HUD has been granting one-year renewals of Section 8 Housing Assistance Payments (HAP) contracts upon their expirations. At the present time, it is uncertain whether further renewals will be given by HUD when the contract expires. As permitted, management intends to renew its HAP contract.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ERCOLINI & COMPANY LLP
Boston, MA
January 29, 2004

REPORT OF INDEPENDENT AUDITORS’
Partners
Shockoe Hill Associates II, LA
T/A Shockoe Hill II Apartments
We have audited the accompanying balance sheets of Shockoe Hill Associates II, LP., t/a Shockoe Hill II Apartments (HUD Project No. 051-35393) as of December 31, 2003 and 2002, and the related statements of profit and loss, changes in capital and cash flows for the years then ended. These financial statements are the responsibility of the management of Shockoe Hill II Associates II, LP., t/a Shockoe Hill II Apartments. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shockoe Hill Associates II, LP., t/a Shockoe Hill II Apartments as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the United States Department of Housing and Urban Development Office of the Inspector General, we have also issued a report dated January 21, 2004 on our consideration of Shockoe Hill Associates II, L.P.’s internal control and reports dated January 21, 2004 on its compliance with specific requirements applicable to its major HOD programs and specific requirements applicable to Fair Housing and Non-Discrimination. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules and supporting data for the year ended December 31, 2003, are presented for the purposes of additional analysis and are not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
GOODMAN & COMPANY
Richmond, VA
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
TKO Investment Properties V
We have audited the accompanying balance sheets of TKO Investment Properties V (a limited partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TKO Investments Properties V as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of administrative, utilities, maintenance, taxes, instance, and interest expense is presented for the purposes of additional analysis and is not a part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
HATHAWAY & KSENZUYLAK, LLP
Redding, CA
January 22, 2004

INDEPENDENT AUDITOR’S REPORT
To the partners
Briarwood Estates, LP
We have audited the accompanying balance sheets of Briarwood Estates, LP as of’ December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit Includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly ill all material respects, the financial position of Briarwood Estates, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows For the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 9, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Columbia Park Associates
We have audited the accompanying balance sheets of Columbia Park Associates, Columbia Park Apartments (Project) as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and 2002, and the results in its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 4, 2004, on our consideration of the Project’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contract, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
HAYNIE & COMPANY
February 4, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Eldon Estates, L.P.
DBA Eldon Estates
Clarkton, MO 63837
We have audited the accompanying balance sheets of Eldon Estates, L.P. (a limited partnership) DBA Eldon Estates as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eldon Estates, L.P. (a limited partnership) DBA Eldon Estates as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was performed for the purpose of forming an opinion on the basic financial statements of Eldon Estates, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Eldon Estates, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN
Poplar Bluff, Missouri
January 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hacienda Villa Associates, a Limited Partnership
We have audited the accompanying balance sheet of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ABACI & GARABEDIAN
Fresno, CA
February 11, 2004

INDEPENDENT AUDITOR’S REPORT
To The Partners of
Holland West Limited Partnership
We have audited the accompanying balance sheet of the Holland West Limited Partnership (a Michigan Partnership) as of December 31, 2003, and the related statements of income, and cash flows, and changes in partner’s equity for the year then ended. These financial statements are the responsibility of the project’s management Our responsibility is to express an opinion on these financial statements based on our audit
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An Audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audit provides a reasonable basis for our opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Holland West Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of the Holland West Limited Partnership’s internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information (shown on pages 11 to 16) and Financial Data Template are presented for the purposes of additional analysis and are not a required part of the basic financial statements of the Holland West Limited Partnership Such information has been subject to the auditing procedures applied in the audit of basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole
BORDMAN & WINNICK
West Bloomfield, Michigan
January 29, 2004

INDEPENDENT AUDITOR’S REPORT
To The Partners
Kearney Properties II, L.P.
We have audited the accompanying balance sheets of Kearney Properties II, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows, for the year then ended. These financial statements are the responsibility of the project’s management Our responsibility is to express an opinion on these financial statements based on our audit
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An Audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audit provides a reasonable basis for our opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Kearney Properties II, LP as of December 31, 2002 and 2003, and the results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 12, 2004

INDEPENDENT AUDITOR’S REPORT
To The Partners
Pleasant Hill Properties, L.P.
We have audited the accompanying balance sheets of Pleasant Hill Properties, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows, for the year then ended. These financial statements are the responsibility of the project’s management Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An Audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audit provides a reasonable basis for our opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Pleasant Hill Properties, LP as of December 31, 2002 and 2003, and the results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sherburne Housing Redevelopment Company
We have audited the accompanying balance sheets of Sherburne Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sherburne Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards issued by the Comptroller General of the United States of America, we have also issued reports dated January 29, 2004 on our consideration of Sherburne Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITOR’S REPORT
To The Partners
Socorro Properties, L.P.
We have audited the accompanying balance sheets of Socorro Properties, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows, for the year then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An Audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audit provides a reasonable basis for our opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Socorro Properties, LP as of December 31, 2002 and 2003, and the results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
March 8, 2004

INDEPENDENT AUDITOR’S REPORT
To The Partners
Warrensburg Properties, L.P.
We have audited the accompanying balance sheets of Warrensburg Properties, LP as of December 31, 2002 and 2003, and the related statements of income, owners’ equity, and cash flows, for the year then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement An Audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation We believe that our audit provides a reasonable basis for our opinion
In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Warrensburg Properties, LP as of December 31, 2002 and 2003, and the results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Michigan
February 12, 2004